UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2014

Griffin-American Healthcare REIT II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 270-9200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 5, 2014, Griffin-American Healthcare REIT II, Inc. (the “Company”) filed a current report on Form 8-K (the “Form 8-K”) relating to the entry into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Griffin-American Healthcare REIT II Holdings, LP (the “Company Operating Partnership” and, together with the Company, the “Company Parties”), NorthStar Realty Finance Corp. (“Parent”), NRF Healthcare Subsidiary, LLC, a wholly owned subsidiary of Parent (“Merger Sub”) and NRF OP Healthcare Subsidiary, LLC, a wholly owned subsidiary of Merger Sub (the “Partnership Merger Sub” and, together with Parent and Merger Sub, the “Parent Parties”). This Amendment No. 1 to the Form 8-K is being filed to provide a copy of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving the Company Parties and Parent Parties. The proposed transaction will be submitted to the stockholders of the Company and Parent for their consideration. In connection with the proposed transaction, Parent intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of the Company and Parent and that also constitutes a prospectus of Parent. The Company and Parent plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. After the registration statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to the Company’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s SEC Filings website page by clicking the “SEC Filings” link at www.HealthcareREIT2.com.

Interests of Participants

The Company and Parent and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2013 annual meeting of stockholders and its amended Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which were filed with the SEC on September 23, 2013 and March 21, 2014, respectively. Information regarding Parent’s directors and executive officers is set forth in Parent’s proxy statement for its 2013 annual meeting of shareholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which were filed with the SEC on April 19, 2013 and February 28, 2014, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in the proxy statement to be filed by the Company with the SEC when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would,” “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s or Parent’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s stockholders; the risk that a condition to closing of the proposed transaction may not be satisfied; the Company’s and Parent’s ability to consummate the mergers; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of the Company’s and Parent’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of the Company or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which the Company and Parent operate, as detailed from time to time in each of the Company’s and Parent’s reports filed with the SEC. There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in each of the Company’s and Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013. The Company and Parent caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to the Company and Parent or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Neither the Company nor Parent undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of August 5, 2014, by and among the Company Parties and Parent Parties

*	The Company disclosure letter has been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of the omitted disclosure letter supplementally upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT II, Inc.
August 5, 2014	By:	/s/ Mathieu Streiff
Name: Mathieu Streiff
Title: Executive Vice President

Exhibit Index

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of August 5, 2014, by and among the Company Parties and Parent Parties

*	The Company disclosure letter has been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of the omitted disclosure letter supplementally upon request by the SEC.